EMPLOYMENT AGREEMENT (AS AMENDED)
                                     BETWEEN
                       NEW BRUNSWICK SCIENTIFIC CO., INC.
                                       AND
                                 DAVID FREEDMAN


                                 JANUARY 1, 1999

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                       EMPLOYMENT AND CONSULTING AGREEMENT
                       -----------------------------------

     AGREEMENT, made as of the 1st day of January 1999 between NEW BRUNSWICK SCIENTIFIC, CO., INC., a New Jersey corporation, with its principal place of business located at 44 Talmadge Road, P.O. Box 4005, Edison, New Jersey, 08818-4005 (referred to in this Agreement as the "Company") and DAVID FREEDMAN, residing in Highland Park, New Jersey (referred to in this Agreement as "Freedman").

                        W  I  T  N  E  S  S  E  T  H  :
                        ----------------------------

     WHEREAS, the Company currently employs Freedman under an Employment Agreement dated January 1, 1996 which expired December 31, 1998 and

     WHEREAS, the Company desires to continue to retain Freedman's ser-vices as an officer of the Company upon the terms and conditions set forth in this Agreement, and Freedman desires to continue such employment, and

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties agree as follows:


                                  ARTICLE  1
                                EMPLOYMENT
                               ----------

     1.1     EMPLOYMENT.            EMPLOYMENT.  The  Company  hereby  employs
             ----------             ----------
Freedman and Freedman hereby accepts such employment. Freedman will devote his best efforts and substantially all his full business time and atten-tion to performing such duties.

     1.2     PERFORMANCE OF SERVICES          PERFORMANCE OF SERVICES.  Freedman
             -----------------------          -----------------------
shall ob-serve and comply with such rules, regulations and policies as may be determined from time to time by the Board of Directors of the Company (the "Board") in writing, within the scope of his duties.


                                    ARTICLE 2
                                  COMPENSATION
                                  ------------

     2.1     SALARY.  For  his  services  under this Agreement as an employee of
             ------
the Company, Freedman shall receive a salary, payable in such regular intervals as shall be determined by the Company, which shall be at the rate of Two Hundred and Thirty-Five Thousand Five Hundred Dollars ($235,500.00).

     2.2     SALARY  INCREASES.  The  rate of salary provided for in Section 2.1
             -----------------
shall be reviewed by the Board not less often than annually and may be increased from time to time and in such amount as the Board, in its discretion, may determine, on the basis of the same criteria used for other executive employees of the Company.

     2.3 BONUS. Freedman shall be entitled to participate in bonus programs or arrangements generally available for executive employees of the Company.

                                        1
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     2.4     WITHHOLDING.  All  payments  of  salary,  bonuses  and  other
             -----------
compensation for services pursuant to this Agreement shall be subject to the customary withhold-ing of taxes as required by law.


                                    ARTICLE 3
                             FRINGE BENEFITSBENEFITS
                             -----------------------

     3.1     PARTICIPATION IN PLANS.     (a)  During his period of service as an
             ----------------------
employee of the Company, Freedman shall be en-titled to all additional fringe benefits, including, but not limited to, health and life insurance programs which may be generally available to other executive employees of the Compan-y, subject to Section 3.1(c).

     (b) Following termination of Freedman's services to the Company as an employee, for any reason other than a termination pursuant to Section 4.3(b), the Company shall pay all premiums necessary to continue the medical and life insurance coverage previously provided to Freedman and his spouse under Section 3.1(a), or other comparable coverage, until the death of Freedman and his spouse. However, following his period of service as an employee of the Company, in place of the health insurance plan generally available for executive employees of the Company, the Company shall thereafter provide for Freedman (and for his spouse when she attains the age of 65) a policy of medical insurance that offers coverage as a supplement to Medicare benefits. The basic terms of such policy shall provide, in conjunction with Medicare, benefits that are comparable to the coverage previously provided to Freedman as an executive employee of the Company.

     (c) All matters of eligibility for coverage of benefits under any plan or plans of health, hospitalization, life or other insurance provided by the Company shall be determined in accor-dance with the provisions of the insurance policies. The Company shall not be liable to Freedman, or his spouse or beneficia-ries or other succes-sors, for any amount payable or claimed to be payable under any plan of insurance. So long as Freedman beneficially holds 10% or more of the Common stock of the Company, he shall not be eligible to participate in any plan of the Company involving the Common stock or any derivative security of the Company (although otherwise eligible) where his participation in that plan would prevent the Common stock or derivative securities issued under that plan from qualifying for exemption under Section 16(b) of the Securities Exchange Act of 1934, as amended.

     3.2     HOLIDAYS  AND  SICK  LEAVE.  During  his  period  of  service as an
             --------------------------
employee of the Company, Freedman shall be entitled to such paid holidays and sick leave, and other benef-it programs, as and to the extent that the Company generally provides the same from time to time to other executive employe-es.

     3.3     VACATION  AND  PROFESSIONAL LEAVE.  During his period of service as
             ---------------------------------
an employee of the Company, Freedman shall be entitled to vacation and addition-al leave to attend conven-tions and professional meet-ings each year during this Agreement as permitted under the employment policies of the Company in effect at such time.

                                        2
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     3.4     BUSINESS  EXPENSES3.4          BUSINESS  EXPENSES.  The  parties
             ---------------------          ------------------
acknowledge that Freedman shall incur, from time to time, for the benefit of the Company and in furtherance of the Company's business, various business expenses. The Company agrees that it shall either pay such expenses directly, advance sums to Freedman to be used for payment of such expen-ses, or reimburse Freedman for such expenses incurred by him. Freedman agrees to submit to the Company such documen-tation as may be reasonably necessary to substantiate that all expenses paid or reimbursed hereunder were reasonably related to the performance of his duties.

     3.5          COMPANY  CAR3.5          COMPANY  CAR.  The Company recognizes
                  ---------------          ------------
that Freedman -requires the use of an automobile in the performance of his duties and therefore agrees to furnish an automobile to Freedman for his sole use. Title to such automobile shall at all times remain with the Company. The automobile will be replaced upon request by Freedman, but not more frequently than every three (3) years. The Company shall pay for the fuel, insurance, maintenance, and repair costs associated with said automobile, except the cost of fuel consumed in driving the automobile for personal use. Upon termination of this Agreement for any reason, the automobile shall be returned to the Company unless Freedman- elects, within thirty (30) days after such termina-tion, to purchase the automobile from the Company. Any purchase pur-suant to the preceding sentence shall be at book value unless a lesser price is mutually agreed to and shall be completed within sixty (60) days after the termination of this Agreement.

     3.6     SPLIT-DOLLAR  INSURANCE  COVERAGE.  The  Company  and  Freedman are
             ---------------------------------
currently parties to a split-dollar life insurance agreement, providing for the division of rights and obligations in connection with a One Million Dollar ($1,000,000.00) life insurance policy on Freedman's life. The Company and Freedman hereby ratify that agreement and further provide that, following termination of this Agreement and for remainder of Freedman's life, the Company will continue to contribute the sum of Forty Thousand Dollars ($40,000.00) (or the actual amount of the premiums, whichever is less) towards each annual premium due under such policy, or replacement policy obtained by Freedman. The Company's contribution following the termination of this Agreement shall be taken into account in determining the amount to which the Company is entitled to receive from the policy proceeds upon Freedman's death. Except, as specifically set forth in this Section 3.6, all matters regarding the insurance policy shall be governed by the terms of the split-dollar life insurance agreement pertaining to the policy.


                                    ARTICLE 4
                       TERM AND TERMINATION OF EMPLOYMENT
                       ----------------------------------

     4.1     EMPLOYMENT  TERM4.1          EMPLOYMENT  TERM.  The employment term
             -------------------          ----------------
of this Agreement shall be three (3) years commencing on January 1, 1999 (the "Employment term"), unless terminated prior to such date in accordance with the terms of this Agreement.

     4.2     TERMINATION.  This  Agreement  shall  terminate  prior  to  the
             -----------
expira-tion of its term upon occurrence of any one or more of the following events:

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     (A)     MUTUAL AGREEMENT.  The parties may mutually agree to terminate this
             -----------------
Agreement  at  any  time.

     (B)     TERMINATION  FOR  CAUSE.  The  Company may terminate this Agreement
             ------------------------
for cause at any time. "Cause" shall include, but not be limited to the following: any material violation of the terms of this Agreement by Freedman; conviction of Freedman of any crime (or found criminally liable for any fraud) against the Company or its property or any crime involving moral turpitude or reaso-nab-ly likely to bring discredit upon the Company; material failure to perform or meet reasonable standards of perfor-mance es-tablished in writing by the Board of Directors of the Company with respect to Freedman's position; and any material violation of reasonable operat-ing policy formally adopted by the Company from time to time. The determination of whether Cause exists shall be made in good faith by a majority vote of the entire Board.

     (C)     DEATH OF FREEDMAN.  This Agreement shall immediately terminate upon
             ------------------
the  death  of  Freedman.

     (D)     DISABILITY  OF  FREEDMAN.  In  the  event  that  Freedman-  becomes
             -------------------------
"disabled", as defined below, the Company shall have the option to terminate this Agreement by giving 30-days' advance written notice to Freedman. For purposes of this Agree-ment, the term "disabled" or "di-sability" shall mean the inability of Freedman to perform his regular duties for the Company for a period of six (6) consecutive months, as reasonably determined by the Board, in accordance with uniform rules consis-tently applied to all employees and supported by the written opinion of at least one (1) physician. For purposes of this Agreement, Freedman shall first be deemed dis-abled on the date that is six
(6)  months  after  the  initial  onset  of  his  condition, as described above.

     4.3     TERMINATION  BENEFITS.  Following  termination of this Agreement or
             ----------------------
any extension thereof or upon Freedman's retirement from the Company, the Company shall make the following payments to Freedman, as applicable, subject, however, to Sections 2.4 and 4.5, and without limitation on Freedman's rights and obligations, if any, arising other than under this Agreement:

     (A)     ACCRUED  COMPENSATION.  Regardless of the reason for termination of
             ---------------------
this Agreement, the Company shall pay, within a reasonable period of time following such termination, all compensation payments (including accrued and unused vaca-tion compensation) and reimbursement for expenses as may be due, accrued or payable as of the date of such termination. Following termination of this Agreement, Freedman, or his successors, as the case may be, shall also be entitled to the fringe benefits as expressly provided in Article 3 with regard to the period after termination of this Agreement.

     (B)     DEATH  BENEFIT.  In  the event that this Agreement is terminated by
             --------------
reason of Freedman's death, the Company shall pay to Freedman's beneficiary (as desig-nated in writing by Freedman and delivered to the Compan-y during the lifetime of Freedman), or if no such benef-iciary is so designated, then to the personal representative of Freedman's estate, a death benefit equal to the annual compensation (exclusive of fringe benefits under Article 3) payable by
                                        4
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the  Company  to  Freedman  at the time of his death. The payment by the Company shall  be  made  within forty-five (45) days of such termina-tion of employment.

(C)     DISABILITY  BENEFIT.  In  the event that this Agreement is terminated by
        -------------------
reason of Freedman's disability, the Company shall pay to Freedman (or his personal representative) a disability benefit equal to the annual compensation (exclusive of fringe benefits under Article 3) payable by the Company to Freedman at the time of such disability. The payment by the Company shall be made within forty-five (45) days of such termination of employment.

     4.4     RETIREMENT.  In  the  event  that  this  Agreement is terminated by
             -----------
reason of Freedman's retirement or upon Freedman's retirement upon termination of this Agreement or any extension thereof, the Company shall pay to Freedman a retirement benefit equal to three (3) times the annual salary payable by the Company to Freedman at the time of such retirement, which shall be payable to Freedman, or his personal representative, over 36 months in equal installments (without interest) as determined by the Company (but no less frequently than monthly), commencing on the first day of the month following the date of retirement. In the event of Freedman's death after his retirement from the Company, the Company shall continue to make the balance of the payments to Freedman's beneficiary (as designated in writing by Freedman and delivered to the Company during Freedman's lifetime), or if no such beneficiary is so designated, then to Freedman's personal representative.

     4.5     LIMIT  ON  TERMINATION  PAYMENTS.  In  no  event  shall the amounts
             --------------------------------
payable by the Company pursuant to Section 4.4 exceed the amounts that would be deductible by the Company under the provisions of Section 280G of the Internal Revenue Code of 1986, as amended. The amount deductible by the Company shall be determined by the independ-ent auditors regularly retained by the Company.

4.6.1     COMPETITION  AFTER RETIREMENT.  For one (1) year after the termination
- -----     -----------------------------
of this Agreement or upon his retirement, Freedman shall not advertise or offer services or perform services or otherwise be engaged or interested in any way, directly or indirectly, as proprietor, partner, officer, director, stockholder (except as the owner of up to 1% of the voting securities of a publicly held corporation), consultant, advisor, employee, principal, agent, representative, or in any other capacity, in any business or other activity which is in any way competitive with the business and activities of the Company or any of its subsidiaries.

                                        5
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                                    ARTICLE 5
                                  MISCELLANEOUS
                                  -------------

     5.1     ASSIGNMENT  PROHIBITED.  This  Agreement  is  personal  to Freedman
             ----------------------
hereto and he may not assign or delegate any of his rights or obligations hereunder without first obtaining the written consent of the Company. The Company may not assign this Agreement without the written consent of Freedman, except in connection with (i) a merger or consolidation of the Company (in which case the merged or consolidated entity shall remain fully liable for its obligations as the Company under this Agreement), or (ii) a transfer of this Agree-ment to a subsidiary or affiliate, provided that the subsidiary or
                                               --------
af-filiate  continues the primary business of the Company, and further, provided
                                                               -------  --------
that, in the case of a transfer to a sub-sidiary or affiliate, the Company shall remain liable for its obliga-tions under this Agreement.

     5.2     AMENDMENTS.  No amendments or additions to this agre-ement shall be
             ----------
binding unless in writing and signed by the party against whom enforcement of such amend-ment or addition is sought.

     5.3     PARAGRAPH  HEADINGS.  The paragraph headings used in this Agreement
             -------------------
are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agree-ment.

     5.4     LEGAL  EXPENSES OF ENFORCEMENT.  If either party commen-ces a legal
             ------------------------------
action or other proceeding for enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and other costs incurred in connection with that action or proceeding, in addition to any other relief to which it may be entitled.

     5.5     SEVERABILITY.  If  any  provision  of  this  Agreement  is declared
             ------------
invalid by any tribunal, then such provision shall be deemed automatically modified to conform to the requirements for validity as declared at such time, and as so modified, shall be deemed a provision of this Agreement as though origin-ally included herein. In the event that the provision invalid-ated is of such a nature that it cannot be so modified, the provision shall be deemed deleted from this Agreement as though the provision had never been included herein. In either case, the remaining provisions of this Agreement shall remain in effect.

     5.6     ARBITRATION.  Any  controversy,  claim or dispute arising out of or
             -----------
relating to this Agreement or its construc-tion and interpretation shall be settled by arbitration in accordance with the rules of the American Arbitration Associa-tion, and judgment upon the award rendered in such arbitration may be entered in any court having jurisdic-tion thereof. In addition, any controversy, claim or dispute concerning the scope of this arbitration clause or whether a particular dis-pute falls within this arbitration clause shall also be settled by arbitration in accordance with the rules of the American Arbitra-tion Association.

     5.7     CHOICE  OF  LAW.  This Agreement shall be governed by and construed
             ---------------
in  accordance  with  the  laws  of  the  State  of  New  Jersey.

                                        6
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     5.8     OTHER  AGREEMENTS.  This Agreement is not intended to and shall not
             -----------------
affect the rights and obligations of the Company or Freedman under any other agreement between them, pertaining to stock option rights, severance benefits, or otherwise.

     5.9     NOTICES.  All  notices  required or permitted hereunder shall be in
             -------
writing and shall be delivered in person or sent by certified or registered mail, return receipt re-quested, postage prepaid to each party at the address first written above or at such other address as provided in writing.

     5.10     BINDING  EFFECT.  This  Agreement shall be binding upon, and inure
              ---------------
to  the  benefit  of,  the  parties,  their  heirs,  successors  and  assigns.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST:                                   NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.

[Corporate  Seal]

                                          By:     \s\  Samuel  Eichenbaum
                                                  -----------------------
                                                  Samuel  Eichenbaum
                                                  VP  Finance  &  CFO
\s\  Adele  Lavender
- --------------------
Adele  Lavender
Secretary


\s\  Douglas  Irwin                                \s\  David  Freedman
- -------------------                                 --------------------
Douglas  Irwin                                      David  Freedman
Witness
                                        7
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